Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

CONVERTIBLE SENIOR SECURED PROMISSORY NOTE

Note No. 3 May 26, 2023

$350,000

FOR VALUE RECEIVED, Gelesis Holdings, Inc. a Delaware corporation (the “Company”) and Gelesis, Inc., a Delaware corporation (the “Co-Issuer”), hereby promises to pay to the order of PureTech Health LLC as nominee (the “Holder”), the principal sum of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000) (or so much thereof as shall not have been converted, redeemed or prepaid), together with interest, which shall accrue at a rate of twelve percent (12%) per annum, compounded annually, on the Maturity Date.

This Note is one of a series of Notes issued pursuant to that certain Note and Warrant Purchase Agreement, dated February 21, 2023 and amended on May 1, 2023, by and among the Company, the Co-Issuer, the Guarantors, and the Investors named therein (as may be further amended or modified from time to time, the “Purchase Agreement”). Capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Payments. All payments shall be made in lawful money of the United States of America, at the principal office of the Company, via wire transfer of immediately available funds to the Holder, or at such other place as the holder hereof may from time to time designate in writing to the Company. Prepayment of principal, together with accrued interest, may not be made without the Holder’s consent. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

2. Guarantee. This Note is guaranteed by the Guarantors to the extent provided in Section 13 of the Purchase Agreement. Reference is hereby made to Section 13 of the Purchase Agreement for a description of the nature and extent of such guaranty of this Note and the rights with respect to such guaranty of the Holder.

3. Security. This Note is secured under that certain Security Agreement (the “Security Agreement”) between the Company and Holder, dated as of February 21, 2023, attached hereto as Exhibit A. Reference is hereby made to the Security Agreement for a description of the nature and extent of the security for this Note and the rights with respect to such security of the Holder.

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4. Priority. This Note shall be senior in all respects (including right of payment) to all other Indebtedness of the Company, now existing or hereafter.

5. Conversion of Note. This Note and any amounts due hereunder shall be convertible into Conversion Shares in accordance with Sections 2.10 and 2.11 of the Purchase Agreement.

6. Optional Redemption. The Notes shall be redeemable at the Company’s option in accordance Section 2.15 of the Purchase Agreement. No sinking fund is provided for the Notes.

7. Amendments and Waivers; Resolutions of Dispute; Notice. This Note may be amended and the observance of any term of this this Note may be waived pursuant to Section 14.8 of the Purchase Agreement.

8. Successors and Assigns. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto; provided, however, that the Company may not assign its obligations under this Note without the written consent of the Holder.

9. Officers and Directors not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

10. Governing Law. This Note and any controversy arising out of or relating to this Note shall be governed by, and construed in accordance with, the Uniform Commercial Code of the State of Delaware as to matters within the scope thereof, and as to all other matters (including contract law, tort law and matters of fraud) shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

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IN WITNESS WHEREOF, Company has caused this Note to be duly executed as of date first set forth above.

COMPANY

GELESIS HOLDINGS, INC.

By:/s/ Yishai Zohar
Name: Yishai Zohar
Title: Chief Executive Officer

CO-ISSUER

GELESIS, INC.

By:/s/ Yishai Zohar
Name: Yishai Zohar
Title: Chief Executive Officer

GUARANTOR

GELESIS 2012, INC.

By:/s/ Yishai Zohar
Name: Yishai Zohar
Title: Chief Executive Officer

GUARANTOR

GELESIS, LLC

By:/s/ Yishai Zohar
Name: Yishai Zohar
Title: Chief Executive Officer

[Signature Page to Convertible Promissory Note]

ACKNOWLEDGED, ACCEPTED
AND AGREED:

HOLDER:

PURETECH HEALTH LLC

By: /s/ Bharatt Chowrira
Name: Bharatt Chowrira
Title: President

[Signature Page to Convertible Promissory Note]

EXHIBIT A TO PROMISSORY NOTE

HOLDER CONVERSION NOTICE

Gelesis Holdings, Inc.
Gelesis, Inc.
Secured Senior Convertible Promissory Note

[_____], 20[__]

Gelesis Holdings, Inc.
Gelesis, Inc.
501 Boylston Street, Suite 6102
Boston, MA 02116
Attention: Elliot Maltz, Chief Financial Officer

The above-captioned Holder hereby gives notice to Gelesis Holdings, Inc., a Delaware corporation (the “Company”), and Gelesis, Inc., a Delaware corporation (the “Co-Issuer”), pursuant to that certain Secured Senior Convertible Promissory Note made by the Company and the Co-Issuer in favor of Holder on May 26, 2023 (the “Note”), that Holder elects to convert the portion of its Note balance set forth below into fully paid and non-assessable shares of Common Stock of Company as of the Conversion Date specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Holder Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Holder in its sole discretion, Holder may provide a new form of Holder Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Conversion Date:

B. Holder Conversion #:

C. Conversion Amount:

D. Conversion Price:

E. Conversion Shares: ___________________________ (per $1,000 principal amount of Notes; fractional shares will be paid in cash.

F. Remaining Outstanding Balance of Note (after this Conversion):

Please transfer the Conversion Shares electronically (via DWAC) to the account set forth on the Holder’s signature page to the Purchase Agreement:

To the extent the Conversion Shares are not able to be delivered to Holder electronically via the DWAC system, deliver all such certificated shares to Holder via reputable overnight courier after receipt of this Holder Conversion Notice (by facsimile transmission or otherwise) shall be made to the mailing address set forth on the Holder’s signature page to the Purchase Agreement.

A-1

Sincerely,

Holder: [Insert Name of Holder]

By:
Name:
Title:

A-2

EXHIBIT B TO PROMISSORY NOTE

COMPANY CONVERSION NOTICE

Gelesis Holdings, Inc.
Gelesis, Inc.
Secured Senior Convertible Promissory Note

[_____], 20[__]

Gelesis Holdings, Inc. (the “Company”) and Gelesis, Inc. (the “Co-Issuer”) hereby give notice to you pursuant to that certain Secured Senior Convertible Promissory Note made by the Company and the Co-Issuer in favor of you, as a Holder, on May 26, 2023 (the “Note”), that all outstanding Notes are called for conversion into fully paid and non-assessable shares of Common Stock of Company as of the Company Conversion Date specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Company Conversion Notice and the Note, the Note shall govern. The Company and the Co-Issuer hereby confirms that the Notes are eligible for Company Conversion because each of the Company Conversion Conditions has occurred. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Conversion Date:

B. Holder Conversion #:

C. Conversion Amount:

D. Conversion Price:

E. Conversion Shares: ___________________________ (per $1,000 principal amount of Notes; fractional shares will be paid in cash.

Conversion Shares will be delivered to you electronically (via DWAC) to the account set forth on your signature page to the Purchase Agreement:

To the extent the Conversion Shares are not able to be delivered to you electronically via the DWAC system, we will deliver certificated shares to you via reputable overnight courier to the mailing address set forth on your signature page to the Purchase Agreement.

Sincerely,

Gelesis Holdings, Inc.

By:
Name:
Title:

B-1

Gelesis, Inc.

By:
Name:
Title:

B-2

EXHIBIT C TO PROMISSORY NOTE

OPTIONAL REDEMPTION NOTICE

Gelesis Holdings, Inc.
Gelesis, Inc.
Secured Senior Convertible Promissory Note

[_____], 20[__]

Gelesis Holdings, Inc. (the “Company”) and Gelesis, Inc. (the “Co-Issuer”) hereby give notice to you pursuant to that certain Secured Senior Convertible Promissory Note made by the Company and the Co-Issuer in favor of you, as a Holder, on May 26, 2023 (the “Note”), that all your outstanding Notes are called for redemption on the Redemption Date specified below. Said redemption shall be based on the Redemption Price set forth below. In the event of a conflict between this Holder Conversion Notice and the Note, the Note shall govern. The Company and the Co-Issuer hereby confirms that the Notes are eligible for Company Conversion because each of the Company Conversion Conditions has occurred. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Redemption Date:

B. Holder Redemption #:

C. Principal Amount Redeemed of Note:

D. Redemption Price:

E. Remaining Outstanding Balance of Note (after this Redemption):

The Redemption Price payable to you will be delivered to you via wire transfer of immediately available funds via the wire instructions you provided in your signature page to the Purchase Agreement:

Sincerely,

Gelesis Holdings, Inc.

By:
Name:
Title:

Gelesis, Inc.

C-1

By:
Name:
Title:

C-2